File No. 333-150407
                                                           Rule 497(b)

                      Natural Gas Portfolio Series
                      Solar Energy Portfolio Series
                     Transportation Portfolio Series
                                 FT 1710

FT 1710 is a series of a unit investment trust, the FT Series. FT 1710 consists of three separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a diversified portfolio of common stocks ("Securities") issued by companies in the industry sector or investment focus for which each Trust is named. The objective of each Trust is to provide the potential for above-average capital appreciation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FIRST TRUST(R)

                                 1-800-621-1675

               The date of this prospectus is May 6, 2008

                                Table of Contents

Summary of Essential Information                         3
Fee Table                                                4
Report of Registered Independent Public Accounting Firm  5
Statements of Net Assets                                 6
Schedules of Investments                                 7
The FT Series                                           11
Portfolios                                              11
Risk Factors                                            14
Public Offering                                         16
Distribution of Units                                   19
The Sponsor's Profits                                   20
The Secondary Market                                    21
How We Purchase Units                                   21
Expenses and Charges                                    21
Tax Status                                              22
Retirement Plans                                        24
Rights of Unit Holders                                  24
Income and Capital Distributions                        25
Redeeming Your Units                                    25
Removing Securities from a Trust                        26
Amending or Terminating the Indenture                   27
Information on the Sponsor, Trustee,
   FTPS Unit Servicing Agent and Evaluator              28
Other Information                                       29

                        Summary of Essential Information

                                 FT 1710

  At the Opening of Business on the Initial Date of Deposit-May 6, 2008

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                     Natural Gas        Solar              Transportation
                                                                     Portfolio          Energy Portfolio   Portfolio
                                                                     Series             Series             Series
                                                                     __________         ________________   ______________
Initial Number of Units (1)                                              17,982             14,062             16,607
Fractional Undivided Interest in the Trust per Unit (1)                1/17,982           1/14,062           1/16,607
Public Offering Price:
Public Offering Price per Unit (2)                                   $   10.000         $   10.000         $   10.000
   Less Initial Sales Charge per Unit (3)                                 (.100)             (.100)             (.100)
                                                                     ___________        ___________        ___________
Aggregate Offering Price Evaluation of Securities per Unit (4)            9.900              9.900              9.900
   Less Deferred Sales Charge per Unit (3)                                (.245)             (.245)             (.245)
                                                                     ___________        ___________        ___________
Redemption Price per Unit (5)                                             9.655              9.655              9.655
    Less Creation and Development Fee per Unit (3)(5)                     (.050)             (.050)             (.050)
    Less Organization Costs per Unit (5)                                  (.029)             (.029)             (.029)
                                                                     ___________        ___________        ___________
Net Asset Value per Unit                                             $    9.576         $    9.576         $    9.576
                                                                     ===========        ===========        ===========

Estimated Net Annual Distribution per Unit for the first year (6)    $    .0771         $    .0000         $    .0889
Cash CUSIP Number                                                    30275B 100         30275B 209         30275B 159
Reinvestment CUSIP Number                                            30275B 118         30275B 217         30275B 167
Fee Accounts Cash CUSIP Number                                       30275B 126         30275B 225         30275B 175
Fee Accounts Reinvestment CUSIP Number                               30275B 134         30275B 233         30275B 183
FTPS CUSIP Number                                                    30275B 142         30275B 548         30275B 191
Security Code                                                            050430             050414             050409
Ticker Symbol                                                            FTNAGX             FTSOEX             FTRNPX

First Settlement Date                                            May 9, 2008
Mandatory Termination Date (7)                                   May 6, 2010
Distribution Record Date                                         Tenth day of each month, commencing June 10, 2008.
Distribution Date (6)                                            Twenty-fifth day of each month, commencing June 25, 2008.

____________

(1) As of the close of business on the Initial Date of Deposit, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(3) You will pay a maximum sales charge of 3.95% of the Public Offering Price per Unit (equivalent to 3.99% of the net amount invested) which consists of an initial sales charge, a deferred sales charge and a creation and development fee. The sales charges are described in the "Fee Table."

(4) Each listed Security is valued at its last closing sale price on the relevant stock exchange at the Evaluation Time on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is generally valued at its closing ask price on such date. See "Public Offering-The Value of the Securities." The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(5) The creation and development fee will be deducted from the assets of a Trust at the end of the initial offering period and the estimated organization costs per Unit will be deducted from the assets of a Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period. If Units are redeemed prior to any such reduction, these fees will not be deducted from the redemption proceeds. See "Redeeming Your Units."

(6) The estimated net annual distributions for subsequent years for Natural Gas Portfolio Series, Solar Energy Portfolio Series and Transportation Portfolio Series, $.0763, $.0000 and $.0880, respectively, are expected to be less than the amounts for the first year because a portion of the Securities included in each Trust will be sold during the first year to pay for organization costs, the deferred sales charge and the creation and development fee. We base our estimate of the dividends a Trust will receive from the Securities by annualizing the most recent dividends declared by the issuers of the Securities (such figure adjusted to reflect any change in dividend policy announced subsequent to the most recently declared dividend). There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time. Due to this, and various other factors, actual dividends received from the Securities may be less than their most recent annualized dividends. In this case, the actual net annual distribution you receive will be less than the estimated amount set forth above. The actual net annual distribution per Unit you receive will also vary from that set forth above with changes in a Trust's fees and expenses and with the sale of Securities. See "Fee Table" and "Expenses and Charges." The Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the twenty-fifth day of each month to Unit holders of record on the tenth day of such month provided the aggregate amount, exclusive of sale proceeds, in the Income and Capital Accounts available for distribution equals at least 0.1% of the net asset value of a Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of a Trust. Distributions of sale proceeds from the Capital Account will be made monthly on the twenty-fifth day of the month to Unit holders of record on the tenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. See "Income and Capital Distributions."

(7) See "Amending or Terminating the Indenture."

                                    Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although each Trust has a term of approximately two years, and each is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                                                                    Amount
                                                                                                                    per Unit
                                                                                                                    ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge

Initial sales charge                                                                                    1.00%(a)    $.100
Deferred sales charge                                                                                   2.45%(b)    $.245
Creation and development fee                                                                            0.50%(c)    $.050
                                                                                                        _______     _______
Maximum Sales Charge (including creation and development fee)                                           3.95%       $.395
                                                                                                        =======     =======

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                                                            .290%(d)    $.0290
                                                                                                        =======     =======

Estimated Annual Trust Operating Expenses(e)
 (as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative, evaluation
      and FTPS Unit servicing fees                                                                      .081%       $.0080
Trustee's fee and other operating expenses                                                              .126%(f)(g) $.0125(g)
                                                                                                        _______     _______
Total                                                                                                   .207%(g)    $.0205(g)
                                                                                                        =======     =======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs, assuming you held your Units for the periods shown, would be:

                                                1 Year     2 Years
                                                ______     _______
Natural Gas Portfolio Series                    $ 445       $ 466
Solar Energy Portfolio Series                     457         490
Transportation Portfolio Series                   445         466

The example will not differ if you hold rather than sell your Units at the end of each period.

_____________

(a) The combination of the initial and deferred sales charge comprises what we refer to as the "transactional sales charge." The initial sales charge is actually equal to the difference between the maximum sales charge of 3.95% and the sum of any remaining deferred sales charge and creation and development fee.

(b) The deferred sales charge is a fixed dollar amount equal to $.245 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in three monthly installments commencing August 20, 2008.

(c) The creation and development fee compensates the Sponsor for creating and developing the Trusts. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period which is expected to be approximately three months from the Initial Date of Deposit. If the price you pay for your Units exceeds $10 per Unit, the creation and development fee will be less than 0.50%; if the price you pay for your Units is less than $10 per Unit, the creation and development fee will exceed 0.50%.

(d) Estimated organization costs will be deducted from the assets of a Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period. Estimated organization costs are assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(e) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(f) Other operating expenses do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

(g) The Trustee's fee and other operating expenses for Solar Energy Portfolio Series are estimated to be .247%, or $.0245 per Unit. This increases total estimated annual operating expenses for Solar Energy Portfolio Series to .328%, or $.0325 per Unit.

                        Report of Independent Registered
                             Public Accounting Firm

The Sponsor, First Trust Portfolios L.P., and Unit Holders
FT 1710

We have audited the accompanying statements of net assets, including the schedules of investments, of FT 1710, comprising Natural Gas Portfolio Series; Solar Energy Portfolio Series; and Transportation Portfolio Series (collectively, the "Trusts") as of the opening of business on May 6, 2008 (Initial Date of Deposit). These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets, assessing the accounting principles used and significant estimates made by the Trusts' Sponsor, as well as evaluating the overall presentation of the statements of net assets. Our procedures included confirmation of the irrevocable letter of credit held by The Bank of New York, the Trustee, and allocated between the Trusts for the purchase of Securities, as shown in the statements of net assets, as of the opening of business on May 6, 2008, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 1710, comprising Natural Gas Portfolio Series; Solar Energy Portfolio Series; and Transportation Portfolio Series at the opening of business on May 6, 2008 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Chicago, Illinois
May 6, 2008

                            Statements of Net Assets

                                 FT 1710

  At the Opening of Business on the Initial Date of Deposit-May 6, 2008



                                                                               Natural Gas     Solar Energy     Transportation
                                                                               Portfolio       Portfolio        Portfolio
                                                                               Series          Series           Series
                                                                               ___________     ____________     ______________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)             $178,019        $139,217         $164,413
Less liability for reimbursement to Sponsor for organization costs (3)             (521)           (408)            (482)
Less liability for deferred sales charge (4)                                     (4,406)         (3,445)          (4,069)
Less liability for creation and development fee (5)                                (899)           (703)            (830)
                                                                               ________        ________         ________
Net assets                                                                     $172,193        $134,661         $159,032
                                                                               ========        ========         ========

Units outstanding                                                                17,982          14,062           16,607
Net asset value per Unit (6)                                                   $  9.576        $  9.576         $  9.576

                            ANALYSIS OF NET ASSETS
Cost to investors (7)                                                          $179,817        $140,623         $166,074
Less maximum sales charge (7)                                                    (7,103)         (5,554)          (6,560)
Less estimated reimbursement to Sponsor for organization costs (3)                 (521)           (408)            (482)
                                                                               ________        ________         ________
Net assets                                                                     $172,193        $134,661         $159,032
                                                                               ========        ========         ========

__________

                    NOTES TO STATEMENTS OF NET ASSETS

The Sponsor is responsible for the preparation of financial statements in accordance with accounting principles generally accepted in the United States which require the Sponsor to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

(1) Each Trust invests in a diversified portfolio of common stocks. Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value. Each Trust has a Mandatory Termination Date of May 6, 2010.

(2) An irrevocable letter of credit issued by The Bank of New York, of which approximately $600,000 will be allocated $200,000 each among the three Trusts in FT 1710, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0290 per Unit for each Trust. A payment will be made at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions of $.245 per Unit for each Trust, payable to the Sponsor in three approximately equal monthly installments beginning on August 20, 2008 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through October 20, 2008. If Unit holders redeem their Units before October 20, 2008 they will have to pay the remaining amount of the deferred sales charge applicable to such Units when they redeem them.

(5) The creation and development fee ($.050 per Unit for each Trust) is payable by a Trust on behalf of Unit holders out of assets of a Trust at the end of the initial offering period. If Units are redeemed prior to the close of the initial offering period, the fee will not be deducted from the proceeds.

(6) Net asset value per Unit is calculated by dividing a Trust's net assets by the number of Units outstanding. This figure includes organization costs and the creation and development fee, which will only be assessed to Units outstanding at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period in the case of organization costs or the close of the initial offering period in the case of the creation and development fee.

(7) The aggregate cost to investors includes a maximum sales charge (comprised of an initial sales charge, a deferred sales charge and the creation and development fee) computed at the rate of 3.95% of the Public Offering Price per Unit (equivalent to 3.99% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee), assuming no reduction of the maximum sales charge as set forth under "Public Offering."

                          Schedule of Investments

                      Natural Gas Portfolio Series
                                 FT 1710

                    At the Opening of Business on the
                   Initial Date of Deposit-May 6, 2008

                                                                    Percentage                      Market       Cost of
Ticker Symbol and                                                   of Aggregate      Number        Value per    Securities to
Name of Issuer of Securities (1)(3)                                 Offering Price    of Shares     Share        the Trust (2)
___________________________________                                 ______________    _________     _________    _____________
APC        Anadarko Petroleum Corporation                             3.33%            87           $ 68.14      $  5,928
APA        Apache Corporation                                         3.32%            45            131.33         5,910
BRGYY      BG Group Plc (ADR) +                                       3.35%            48            124.15         5,959
CHK        Chesapeake Energy Corporation                              3.32%           108             54.74         5,912
CRK        Comstock Resources, Inc. *                                 3.34%           126             47.17         5,944
COP        ConocoPhillips                                             3.33%            68             87.18         5,928
DNR        Denbury Resources Inc. *                                   3.34%           193             30.77         5,939
DVN        Devon Energy Corporation                                   3.35%            52            114.52         5,955
EP         El Paso Corporation                                        3.34%           334             17.79         5,942
ENB        Enbridge Inc. +                                            3.33%           145             40.88         5,928
ECA        EnCana Corp. +                                             3.32%            73             80.95         5,909
EGN        Energen Corporation                                        3.34%            87             68.33         5,945
EOG        EOG Resources, Inc.                                        3.35%            45            132.54         5,964
OGZPY      Gazprom (ADR) +                                            3.33%           112             53.00         5,936
NFG        National Fuel Gas Company                                  3.32%           108             54.78         5,916
NXY        Nexen Inc. +                                               3.33%           165             35.95         5,932
NBL        Noble Energy, Inc.                                         3.33%            67             88.46         5,927
NRG        NRG Energy Inc. *                                          3.32%           135             43.81         5,914
OKE        ONEOK, Inc.                                                3.32%           121             48.92         5,919
PTR        PetroChina Company Limited (ADR) +                         3.34%            38            156.27         5,938
PXD        Pioneer Natural Resources Company                          3.35%            97             61.39         5,955
STR        Questar Corporation                                        3.33%            93             63.72         5,926
SWN        Southwestern Energy Company *                              3.34%           138             43.13         5,952
STO        StatoilHydro ASA (ADR) +                                   3.33%           160             37.07         5,931
TLM        Talisman Energy Inc. +                                     3.33%           278             21.32         5,927
TRP        TransCanada Corporation +                                  3.33%           162             36.64         5,936
UPL        Ultra Petroleum Corp. +*                                   3.35%            69             86.31         5,955
UNT        Unit Corporation *                                         3.33%            91             65.20         5,933
WMB        The Williams Companies, Inc.                               3.34%           160             37.15         5,944
XTO        XTO Energy, Inc.                                           3.32%            93             63.60         5,915
                                                                    _______                                      ________
                 Total Investments                                  100.00%                                      $178,019
                                                                    =======                                      ========

_____________

See "Notes to Schedules of Investments" on page 10.

                             Schedule of Investments

                          Solar Energy Portfolio Series
                                     FT 1710

                        At the Opening of Business on the
                       Initial Date of Deposit-May 6, 2008

                                                                    Percentage                      Market       Cost of
Ticker Symbol and                                                   of Aggregate      Number        Value per    Securities to
Name of Issuer of Securities (1)(3)                                 Offering Price    of Shares     Share        the Trust (2)
___________________________________                                 ______________    _________     _________    _____________
AMAT       Applied Materials, Inc.                                      5%             358          $ 19.46      $  6,967
CSIQ       Canadian Solar Inc. +*                                       5%             262            26.54         6,953
EEN FP     EDF Energies Nouvelles S.A. #                                5%             104            66.81         6,948
ENER       Energy Conversion Devices, Inc. *                            5%             209            33.37         6,974
ES6 GR     Ersol Solar Energy AG #*                                     5%              69           101.42         6,998
ESLR       Evergreen Solar, Inc. *                                      5%             834             8.35         6,964
FSLR       First Solar, Inc. *                                          5%              26           268.82         6,989
JASO       JA Solar Holdings Co. Ltd. ( ADR) +*                         5%             324            21.49         6,963
LDK        LDK Solar Company Ltd. (ADR) +*                              5%             198            35.20         6,970
M5Z GR     Manz Automation AG #*                                        5%              28           246.86         6,912
WFR        MEMC Electronic Materials, Inc. *                            5%             109            63.89         6,964
MBTN SW    Meyer Burger Technology AG #*                                5%              24           291.45         6,995
REC NO     Renewable Energy Corp. AS #*                                 5%             200            34.52         6,905
SLR SM     Solaria Energia y Medio Ambiente SA #*                       5%             380            18.32         6,960
SWV GR     Solarworld AG #                                              5%             132            52.89         6,981
SOO1 GR    Solon AG Fuer Solartechnik #*                                5%              91            76.20         6,934
SPWR       SunPower Corporation *                                       5%              87            80.10         6,969
STP        Suntech Power Holdings Co., Ltd. (ADR) +*                    5%             167            41.70         6,964
TSL        Trina Solar Limited  (ADR) +*                                5%             170            40.90         6,953
YGE        Yingli Green Energy Holding Company Limited  (ADR) +*        5%             334            20.82         6,954
                                                                    ______                                       ________
                 Total Investments                                    100%                                       $139,217
                                                                    ======                                       ========

_____________

See "Notes to Schedules of Investments" on page 10.

                            Schedule of Investments

                     Transportation Portfolio Series
                                 FT 1710

                    At the Opening of Business on the
                   Initial Date of Deposit-May 6, 2008

                                                                    Percentage                      Market       Cost of
Ticker Symbol and                                                   of Aggregate      Number        Value per    Securities to
Name of Issuer of Securities (1)(3)                                 Offering Price    of Shares     Share        the Trust (2)
___________________________________                                 ______________    _________     _________    _____________
BNI        Burlington Northern Santa Fe Corporation                   5%                79          $104.16      $  8,229
CHRW       C.H. Robinson Worldwide, Inc.                              5%               125            65.75         8,219
CNI        Canadian National Railway Company +                        5%               152            54.04         8,214
CP         Canadian Pacific Railway Limited +                         5%               114            72.35         8,248
CSX        CSX Corporation                                            5%               127            64.52         8,194
EXPD       Expeditors International of Washington, Inc.               5%               171            48.18         8,239
FDX        FedEx Corp.                                                5%                86            95.46         8,209
GMT        GATX Corporation                                           5%               182            45.07         8,203
JBHT       J.B. Hunt Transport Services, Inc.                         5%               239            34.35         8,210
KSU        Kansas City Southern *                                     5%               176            46.74         8,226
KEX        Kirby Corporation *                                        5%               145            56.56         8,201
NSC        Norfolk Southern Corporation                               5%               137            60.19         8,246
ODFL       Old Dominion Freight Line, Inc. *                          5%               260            31.63         8,224
OSG        Overseas Shipholding Group, Inc.                           5%               104            79.09         8,225
R          Ryder System, Inc.                                         5%               116            70.91         8,226
SKYW       SkyWest, Inc.                                              5%               427            19.24         8,215
TNTTY      TNT NV (ADR) +                                             5%               209            39.34         8,222
UNP        Union Pacific Corporation                                  5%                56           146.83         8,222
UPS        United Parcel Service, Inc. (Class B)                      5%               113            72.74         8,220
UTIW       UTI Worldwide, Inc. +                                      5%               372            22.10         8,221
                                                                    ____                                         ________
                 Total Investments                                  100%                                         $164,413
                                                                    ====                                         ========
_____________

See "Notes to Schedules of Investments" on page 10.


Page 9


                        NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on May 6, 2008. Such purchase contracts are expected to settle within three business days.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the exchange rate at the Evaluation Time) at the Evaluation Time on the business day prior to the Initial Date of Deposit. The Evaluator, at its discretion, may make adjustments to the prices of Securities held by a Trust if an event occurs after publication of the market values normally used by such Trust but before the Evaluation Time, depending on the nature and significance of the event, consistent with applicable regulatory guidance relating to fair value pricing. The valuation of the Securities has been determined by the Evaluator, an affiliate of the Sponsor. The cost of the Securities to the Sponsor and the Sponsor's profit or loss (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to a Trust) are set forth below:

                                                          Cost of
                                                          Securities        Profit
                                                          to Sponsor       (Loss)
                                                          __________       ________
Natural Gas Portfolio Series                              $179,787         $(1,768)
Solar Energy Portfolio Series                              139,662            (445)
Transportation Portfolio Series                            163,569             844

(3) Common stocks of companies headquartered or incorporated outside the United States comprise the percentage of investments of each Trust as indicated:

Natural Gas Portfolio Series, 33.34%;
Solar Energy Portfolio Series, 70.00%; and
Transportation Portfolio Series, 20.00%.

+ This Security represents the common stock of a foreign company which trades directly, or through an American Depositary Receipt ("ADR"), on a U.S. national securities exchange.

# This Security represents the common stock of a foreign company which trades directly on a foreign securities exchange.

* This Security has not paid a cash dividend in the 12 months prior to the Initial Date of Deposit.

                       The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 1710, consists of three separate portfolios set forth below:

- Natural Gas Portfolio Series

- Solar Energy Portfolio Series

- Transportation Portfolio Series

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE SPONSOR AT 1-800-621-1675, EXT. 1.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited a portfolio of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units
("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit or the equivalent) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), adjusted to reflect the sale, redemption or liquidation of any of the Securities or any stock split or a merger or other similar event affecting the issuer of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trusts, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trusts to buy Securities. If we or an affiliate of ours act as agent to the Trusts, we will be subject to the restrictions under the Investment Company Act of 1940, as amended (the "1940 Act").

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in "Removing Securities from a Trust," to maintain the sound investment character of the Trusts, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities"), we will refund to you that portion of the purchase price and transactional sales charge resulting from the failed contract on the next Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                        Portfolios

Objective.

The objective of each Trust is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of companies in the sector or investment focus for which each Trust is named. A diversified portfolio helps to offset the risks normally associated with such an investment, although it does not eliminate them entirely. The companies selected for the Trusts have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the Sponsor's research analysts.

The Natural Gas Portfolio Series invests in the common stocks of companies in the natural gas industry.

Natural gas, viewed as an environmentally desirable alternative to oil and coal, is the world's third largest source of energy comprising 23% of primary energy consumption in 2006, according to Technology Today. According to the U.S. Energy Information Administration ("EIA"), 60% of the homes in America use natural gas to fuel stoves, furnaces, water heaters, clothes dryers and other household appliances. When natural gas is processed, propane is produced, which many of us use in our backyard barbecue grills. Several industries depend on natural gas as well. In America today natural gas is used by 78% of restaurants, 73% of lodging facilities, 51% of hospitals, 59% of offices and 58% of retail establishments, according to the American Petroleum Institute. It is an essential raw material for many common products including paints, fertilizer, plastics, antifreeze, dyes, photographic film, and medicines. Natural gas is also used to produce steel, glass, paper, clothing, brick, electricity and much more.

We believe the natural gas industry is an area of investment with an attractive upside from increasing demand and from anticipated rising world oil prices.

o While coal has been the favored fuel for electricity generation around the world, natural gas consumption in the electric power sector, which makes up about 30% of total natural gas consumption, grew by over 10% in 2007. [Naturalgas.org]

o The EIA projects that from 2004-2030, consumption of natural gas by China will increase by an average of 6.5% per year. Indian consumption of natural gas is projected to increase by an average of 5.0% per year. [International Energy Outlook 2007, Energy Information Administration]

o An accommodative Federal Reserve has contributed to a continued weakening of the US dollar. As is true of other commodities, a weak dollar buys less natural gas, i.e., we expect the price of natural gas to rise.

o Domestic consumption of natural gas could increase by 20% during the next several years, according to EIA projections.

o Because of an expanding global economy, particularly in certain emerging markets, global demand is expected to increase nearly 70% over the next 20 years, according to the EIA and the Department of Energy. The International Energy Agency estimates that approximately $17 trillion will need to be invested in new infrastructure over that same period of time.

World Natural Gas Reserves. The Energy Information Administration reports the distribution of the world's major natural gas reserves as follows:

Russia                      27.5%
Iran                        15.9%
Qatar                       14.9%
Saudi Arabia                 3.9%
United Arab Emirates         3.5%
United States                3.1%
Nigeria                      3.0%
Algeria                      2.6%
Venezuela                    2.5%
Iraq                         1.8%
Rest of World               21.3%

Based on the composition of the portfolio on the Initial Date of Deposit, the Natural Gas Portfolio Series is considered to be a Large-Cap Value Trust.

The Solar Energy Portfolio Series invests in common stocks of solar energy companies.

The need for energy alternatives continues to gain attention as the energy markets tighten and experience supply disruptions, political instability and a decline in production. Companies are now focusing on new ways to meet energy needs. As demand for energy efficiency and renewable energy intensifies, the industries that provide these technologies and services are experiencing double-digit growth and generating thousands of jobs, according to Solar Today.

One virtually limitless source of energy is the sun. For centuries we have been using the sun for energy in one form or another. Sunshine is free and the potential of emerging solar energy technologies is increasingly desirable and economically feasible.

In early 2006, the president launched the Solar America Initiative ("SAI") to make solar energy and related technologies cost-competitive with traditional forms of electricity by 2015. [U.S. Department of Energy] Energy efficiency and clean, renewable energy will lead to a cleaner environment, a stronger economy and greater energy independence for America, according to the U.S. Department of Energy.

Harnessing Solar Energy. Harnessing solar energy involves both the direct use of the radiated heat as well as its conversion to electricity in the most efficient way possible. There are two primary categories that define solar energy technology. [Energy Information Administration]

o Solar photovoltaic ("PV")-"solar cells" change sunlight directly into electricity. PV systems are not connected to the electric grid and are often used in remote locations. They are also used to power watches, calculators and lighted road signs.

o Thermal (or heat) energy-using the sun's energy to generate electricity by heating fluids for water and space heating.

Consider these factors:

o State and city governments are getting involved by offering tax incentives to consumers for using forms of alternative energy. For example, in California, laws have been passed giving some consumers tax cuts for using solar panels. [Chicago Tribune]

o Solar energy, although still relatively expensive, is often the cheapest alternative for powering remote regions. It is anticipated to grow from a $15.6 billion industry in 2006 to approximately $69.3 billion by 2016. [Clean Edge]

o In 2005, the amount of electricity generated by photovoltaic systems increased by 56% and total worldwide investments in the solar energy markets was $12 billion. Due to continued market growth and increased investments for research and development, production costs for solar electricity are decreasing by five to seven percent annually. [Prometheus Institute]

o Over the last decade, the cost of solar electricity has decreased and solar has become one of the world's fastest growing high-tech industries. [U.S. Department of Energy]

The Transportation Portfolio Series invests in common stocks of transportation services companies.

Commodities are the building blocks of every economy in the world and the demand for commodities is largely driven by economic activity. When economic activity accelerates, whether in the United States or abroad, the demand for commodities often rises, resulting in increased transportation needs to deliver these essential raw materials.

Consider These Factors:

o Despite sharply rising fuel costs, earnings for many companies in the transportation industry have not been hampered. Through surcharge programs that have been in place for several years, transportation companies are able to pass on the increased cost of fuel directly to their customers.

o With the ups and downs of a slow domestic economy, the railroad industry has been able to weather the storm due to strong U.S. exports like coal and grain. The industry is also recognized as being far more efficient and productive than other forms of freight transportation. [Railway Age]

o Between 1980 and 2002, the total distance traveled by trucks nearly doubled, and by 2020 the total volume of freight is expected to be 70% higher than it was in 1998. [wbjournal.com]

o Growth in international freight outpaced domestic growth for 11 of the 14 years between 1993 and 2006. [Standard & Poor's Industry Surveys]

o According to the Bureau of Transportation Statistics, the number of loaded truck and rail containers crossing the borders between the United States and its two largest trading partners, Canada and Mexico, grew from 3.6 million in 1996 to 10.5 million in 2006. [Standard & Poor's Industry Surveys]

o Spurred by increased adoption of new technologies that allow time-specific delivery and electronic tracking of cargo, transportation is a growing global industry. According to the U.S. Bureau of Labor Statistics, employment in the transportation industry is expected to increase 22% from where it was in 2002 to 2012, adding roughly 914,000 jobs.

o For the first 11 weeks in 2008, railroad freight volume in the United States totaled over 363 billion ton-miles which is up 2.3% from the same time frame in 2007. [Railway Age]

o According to the USDA, global agricultural trade from 2007-2016 is projected to increase due to strong economic growth. Import demand from developing countries is further reinforced by population growth rates that remain nearly double the growth rates of developed countries.

Based on the composition of the portfolio on the Initial Date of Deposit, the Transportation Portfolio Series is considered to be a Large-Cap Value Trust.

From time to time in the prospectus or in marketing materials we may identify a portfolio's style and capitalization characteristics to describe a trust. These characteristics are designed to help you better understand how a Trust fits into your overall investment plan. These characteristics are determined by the Sponsor as of the Initial Date of Deposit and, due to changes in the value of the Securities, may vary thereafter. In addition, from time to time, analysts and research professionals may apply different criteria to determine a Security's style and capitalization characteristics, which may result in designations which differ from those arrived at by the Sponsor. In general, growth stocks are those with high relative price-to-book ratios while value stocks are those with low relative price-to-book ratios. At least 65% of the stocks in a trust on the trust's initial date of deposit must fall into either the growth or value category for a trust itself to receive the designation. Trusts that do not meet this criteria are designated as blend trusts. Both the weighted average market capitalization of a trust and at least half of the Securities in a trust must fall into the following ranges to determine its market capitalization designation: Small-Cap-less than $2.5 billion; Mid-Cap- $2.5 billion to $10 billion; Large-Cap-over $10 billion. Trusts, however, may contain individual stocks that do not fall into its stated style or market capitalization designation.

You should be aware that predictions stated herein may not be realized. In addition, the Securities contained in each Trust are not intended to be representative of the selected industry or sector as a whole and the performance of each Trust is expected to differ from that of its comparative industry or sector. Of course, as with any similar investments, there can be no guarantee that the objective of the Trusts will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trusts.

                       Risk Factors

Price Volatility. The Trusts invest in common stocks. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Small-Cap Companies. Certain of the Securities in the Trusts are issued by companies with market capitalizations of less than $2.5 billion. Smaller companies present some unique investment risks. Small-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap stocks may not be widely followed by the investment community, which may result in low demand.


Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Alternative Energy. Because more than 25% of the Solar Energy Portfolio Series is invested in companies which, among other things, are working to develop clean energy sources, the Trust is considered to be concentrated in alternative energy stocks. A portfolio concentrated in a single sector may present more risks than a portfolio which is broadly diversified over several sectors. The alternative energy sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the alternative energy sector can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies, and can be subject to risks associated with hazardous materials. The sector is vulnerable to fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, international politics and tax and other government regulations. The sector also can be affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas and production spending. Securities of companies involved in this sector have been significantly more volatile than securities of companies operating in other more established sectors and may be subject to sharp price declines.

Energy. The Natural Gas Portfolio Series is considered to be concentrated in the stocks of energy companies. General problems of the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to environmental damage, and tax and other regulatory policies of various governments.

Additionally, there are risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate. The exploration for, and production of, natural gas is an uncertain process with many risks. The cost of drilling, completing and operating wells for natural gas is often uncertain, and a number of factors can delay or prevent drilling operations or production. The level of global industrial activity influences the demand for natural gas. In addition to the seasonal temperatures in countries throughout the world, any fluctuations may also heavily influence the demand for natural gas.

Industrials. The Solar Energy Portfolio Series and the Transportation Portfolio Series are considered to be concentrated in stocks of industrial companies. General risks of industrial companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

Industrial companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, changes in aircraft-leasing contracts and cutbacks in profitable business travel. Agricultural equipment businesses may be influenced by fluctuations in farm income, farm commodity prices, government subsidies and weather conditions. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers, while overproduction, consolidation and weakening global economies may lead to deteriorating sales for auto and truck makers and their suppliers.

Technology. The Solar Energy Portfolio Series is also considered to be concentrated in stocks of technology companies. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance, and have lately experienced significant market declines in their share values. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Transportation Services. The Transportation Portfolio Series is also considered to be concentrated in common stocks of transportation companies. Transportation companies include airlines, railroads, trucking companies, courier services and manufacturers of aircraft, motor vehicles, space vehicles and companies which produce parts and equipment for such vehicles. The stock prices of companies in the transportation sector are affected by both supply and demand for their specific product or service for that sector. Government regulation, world events and economic conditions may affect the performance of companies in the transportation sector. The success of companies in the transportation sector may depend heavily on consumer spending and disposable household income. Companies in the transportation sector may be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Companies in the transportation sector may be adversely affected by depletion of resources, technology developments, labor relations, and government regulations.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, or of the industries represented by such issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. Certain of the Securities in the Trusts are issued by foreign companies, which makes the Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange, directly listed on a foreign securities exchange, or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers of foreign countries.

The purchase and sale of the foreign Securities, other than foreign Securities listed on a U.S. Securities Exchange, will generally occur only in foreign securities markets. Although we do not believe that the Solar Energy Portfolio Series will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner. Custody of certain of the Securities in the Solar Energy Portfolio Series is maintained by Euroclear, which has entered into a sub-custodian relationship with the Trustee.

The purchase and sale of certain of the Securities will generally occur only in foreign securities markets. Although we do not believe that the Solar Energy Portfolio Series will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner.

Exchange Rates. Because securities of foreign issuers which are listed on a foreign securities exchange generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore Units of the Solar Energy Portfolio Series) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons.

To determine the value of foreign Securities not listed on a U.S. securities exchange or their dividends, the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators, hedge funds and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the Trust would receive, in U.S. dollars, had the Trustee sold any particular currency in the market. The value of the Securities in terms of U.S. dollars, and therefore the value of your Units, will decline if the U.S. dollar decreases in value relative to the value of the currencies in which the Securities trade.

Emerging Markets. Certain of the Securities in the Natural Gas Portfolio Series and the Solar Energy Portfolio Series are issued by companies headquartered in countries considered to be emerging markets. Risks of investing in developing or emerging countries are even greater than the risks associated with foreign investments in general. These increased risks include, among other risks, the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance.
In addition, emerging market countries may be subject to overburdened infrastructures, obsolete financial systems and environmental problems.
For these reasons, investments in emerging markets are often considered speculative.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the per Unit price of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The maximum sales charge (which combines an initial upfront sales charge, a deferred sales charge and the creation and development fee).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust's statement of net assets, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of a Trust). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will ultimately be charged to a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is generally $1,000 worth of Units ($500 if you are purchasing Units for your Individual
Retirement Account or any other qualified retirement plan), but such amounts may vary depending on your selling firm.

Maximum Sales Charge.

The maximum sales charge is comprised of a transactional sales charge and a creation and development fee. After the initial offering period the maximum sales charge will be reduced by 0.50%, to reflect the amount of the previously charged creation and development fee.

Transactional Sales Charge.

The transactional sales charge you will pay has both an initial and a deferred component.

Initial Sales Charge. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 3.95% of the Public Offering Price and the sum of the maximum remaining deferred sales charge and the creation and development fee (initially equal to $.295 per Unit). This initial sales charge is initially equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge and creation and development fee payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.

Monthly Deferred Sales Charge. In addition, three monthly deferred sales charge payments of approximately $.0817 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from August 20, 2008 through October 20, 2008. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 2.45% of the Public Offering Price.

If you purchase Units after the last deferred sales charge payment has been assessed, your sales charge will consist of a one-time initial sales charge of 3.45% of the Public Offering Price per Unit (equivalent to 3.573% of the net amount invested). The transactional sales charge will be reduced by 1/2 of 1% on each subsequent May 31, commencing May 31, 2009, to a minimum sales charge of 3.00%.

Creation and Development Fee.

As Sponsor, we will also receive, and the Unit holders will pay, a creation and development fee. See "Expenses and Charges" for a description of the services provided for this fee. The creation and development fee is a charge of $.050 per Unit for each Trust collected at the end of the initial offering period. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the creation and development fee will not change, but the creation and development fee on a percentage basis will be more than 0.50% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below), the maximum sales charge is reduced as follows:

                             Your maximum      Dealer
 If you invest               sales charge      concession
(in thousands):*             will be:          will be:
_______________              ____________     ___________
$50 but less than $100        3.70%            2.90%
$100 but less than $250       3.45%            2.65%
$250 but less than $500       3.10%            2.35%
$500 but less than $1,000     2.95%            2.25%
$1,000 or more                2.45%            1.80%


* The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge.

You may use termination proceeds from other unit investment trusts with a similar strategy as the Trusts or redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of the Trusts during the initial offering period at the Public Offering Price less 1.00% (for purchases of $1,000,000 or more, the maximum sales charge will be limited to 2.45% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table. Please note that if you purchase Units of a Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds. In order to be eligible for this reduced sales charge program, the termination or redemption proceeds used to purchase Units must be derived from a transaction that occurred within 30 days of your Unit purchase. In addition, this program will only be available for investors that utilize the same broker/dealer (or a different broker/dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker/dealer to evidence your eligibility for this reduced sales charge program.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in this section on the purchase of Units in the primary market. Certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. Fee Accounts Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies and dealers may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of the Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge and creation and development fee to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges or the creation and development fee are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The NASDAQ Stock Market(R), their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation, as may be the case with certain foreign Securities listed on a foreign securities exchange). For purposes of valuing Securities traded on The NASDAQ Stock Market(R), closing sale price shall mean the NASDAQ(R) Official Closing Price ("NOCP") as determined by The Nasdaq Stock Market, Inc. However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). The Evaluator, at its discretion, may make adjustments to the prices of Securities held by a Trust if an event occurs after publication of the market values normally used by such Trust but before the Evaluation Time, depending on the nature and significance of the event, consistent with applicable regulatory guidance relating to fair value pricing. This may occur particularly with respect to foreign securities held by a Trust in which case the Trust may make adjustments to the last closing sales price to reflect more accurately the fair value of the Securities as of the Evaluation Time. If current ask prices are unavailable or, if available but determined by the Evaluator to not be appropriate, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. The aggregate underlying value of non-U.S. listed Securities is computed on the basis of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of the Trusts. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 3.15% of the Public Offering Price per Unit (or 65% of the maximum transactional sales charge for secondary market sales), subject to the reduced concession applicable to volume purchases as set forth in "Public Offering-Discounts for Certain Persons." However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds, this amount will be reduced to 2.15% of the sales price of these Units (1.80% for purchases of $1,000,000 or more).

Eligible dealer firms and other selling agents who, during the previous consecutive 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales of units during the current month of unit investment trusts sponsored by us:

Total sales                               Additional
(in millions)                             Concession
_____________________                     ___________
$25 but less than $100                    0.050%
$100 but less than $150                   0.075%
$150 but less than $250                   0.100%
$250 but less than $500                   0.115%
$500 but less than $750                   0.125%
$750 but less than $1,000                 0.130%
$1,000 but less than $1,500               0.135%
$1,500 but less than $2,000               0.140%
$2,000 but less than $3,000               0.150%
$3,000 but less than $4,000               0.160%
$4,000 but less than $5,000               0.170%
$5,000 or more                            0.175%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to a transactional sales charge, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the transactional sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of these Trusts and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including these Trusts, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units. In addition, as compensation for purchasing a portion of the unit investment trust business of Citigroup Global Markets Inc. ("CGMI"), we will pay CGMI a fee based on the dollar amount of proceeds from unit investment trusts formerly sponsored by CGMI which are invested in trusts sponsored by us which equates to $3.50 per $1,000 invested. This payment will be made out of our profits and not from assets of your Trust.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trusts (which may show performance net of the expenses and charges the Trusts would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum transactional sales charge per Unit of a Trust less any reduction as stated in "Public Offering." We will also receive the amount of any collected creation and development fee. Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                   How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of each Trust from the Income Account if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts, and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. A Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to the Trusts with respect to a Trust's FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is a charge of $.050 per Unit outstanding at the end of the initial offering period. The Trustee will deduct this amount from a Trust's assets as of the close of the initial offering period. We do not use this fee to pay distribution expenses or as compensation for sales efforts. This fee will not be deducted from your proceeds if you sell or redeem your Units before the end of the initial offering period.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Account, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                        Tax Status

Federal Tax Matters.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trusts. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts.

Each Trust is expected to hold shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes. It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by a Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status.

If the Trusts are at all times operated in accordance with the documents establishing the Trusts and certain requirements of federal income tax law are met, the Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Dividends from Stocks.

Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

Dividends Received Deduction.

Generally, a domestic corporation owning Units of a Trust may be eligible for the dividends received deduction with respect to such Unit owner's pro rata portion of certain types of dividends received by such Trust from certain domestic corporations. However, a corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends from most foreign corporations.

In-Kind Distributions.

Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units at any time prior to 30 business days before your Trust's termination date. However, this ability to request an In-Kind Distribution will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by your Trust. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Distributions by a Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Some distributions by certain Trusts may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

If any U.S. investor is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through a Trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to your Trust or to you.

Based on the advice of Carter Ledyard & Milburn LLP, special counsel to the Trusts for New York tax matters, under the existing income tax laws of the State and City of New York, assuming that the Trusts are not treated as corporations for federal income tax purposes, the Trusts will not be taxed as corporations for New York State and New York City tax purposes, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

                     Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. For purposes of record-keeping, the Trustee will treat the FTPS Unit Servicing Agent as sole Record Owner of FTPS Units on its books. The FTPS Unit Servicing Agent will keep a record of all individual FTPS Unit holders, the actual Record Owners of such Units, on its books. It is your responsibility to notify the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units and FTPS Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will send you:

- A written initial transaction statement containing a description of your Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

             Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the twenty-fifth day of each month to Unit holders on the tenth day of such month provided the aggregate amount, exclusive of sale proceeds, available for distribution in the Income and Capital Accounts equals at least 0.1% of the net asset value of a Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of a Trust. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Distribution Dates. Distribution amounts will vary with changes in each Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute sale proceeds in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge and creation and development fee or pay expenses, on the twenty-fifth day of each month to Unit holders of record on the tenth day of such month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the IRS. You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, you will receive the pro rata share of the money from the sale of the Securities. All Unit holders will receive a pro rata share of any other assets remaining in your Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at the address set forth on the back of this prospectus. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units). In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the

Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN, as generally discussed under "Income and Capital Distributions."

If you tender at least 2,500 Units of Natural Gas Portfolio Series or Transportation Portfolio Series, or such other amount as required by your broker/dealer, for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must hold their Units through the end of the initial offering period. The In-Kind Distribution option is generally not available to FTPS Unit holders. No In-Kind Distribution requests submitted during the 30 business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. This option is generally eligible only for stocks traded and held in the United States, thus excluding most foreign Securities. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the eligible Securities that make up the portfolio, and cash from the Capital Account equal to the non-eligible Securities and fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1.cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2.the aggregate value of the Securities held in a Trust; and

3.dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1.any applicable taxes or governmental charges that need to be paid out of a Trust;

2.any amounts owed to the Trustee for its advances;

3.estimated accrued expenses of a Trust, if any;

4.cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made;

5.liquidation costs for foreign Securities, if any; and

6.other liabilities incurred by a Trust; and

dividing

1.the result by the number of outstanding Units of a Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

             Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

- The sale of Securities is necessary or advisable in order to maintain the qualification of a Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such;

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust; or

- As a result of the ownership of the Security, a Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the 1940 Act.

The Trustee may sell Securities designated by us or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information." The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by a Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after such Trust is terminated. The Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

           Information on the Sponsor, Trustee,
          FTPS Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $105 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2007, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $56,998,038 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 1001 Warrenville Road, Lisle, Illinois 60532. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and
Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing

Agent and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor, FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, FTPS Unit Servicing Agent or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter Ledyard & Milburn LLP acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

The Trusts' statements of net assets, including the schedules of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

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Page 30


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Page 31

                                 First Trust(R)

                      Natural Gas Portfolio Series
                      Solar Energy Portfolio Series
                     Transportation Portfolio Series

                                 FT 1710

                                Sponsor:

                       First Trust Portfolios L.P.
                       Member SIPC o Member FINRA
                          1001 Warrenville Road
                          Lisle, Illinois 60532
                             1-630-241-4141

   FTPS Unit Servicing Agent:               Trustee:

        FTP Services LLC              The Bank of New York

      1001 Warrenville Road            101 Barclay Street
      Lisle, Illinois 60532         New York, New York 10286
         1-866-514-7768                  1-800-813-3074
                                      24-Hour Pricing Line:
                                         1-800-446-0132

                        ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus
    for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                            ________________________

   This prospectus contains information relating to the above-mentioned unit investment trust, but does not contain all of the information about this investment company as filed with the SEC in Washington, D.C. under the:

-  Securities Act of 1933 (file no. 333-150407) and

-  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Code of Ethics, can be reviewed and copied at the SEC's Public Reference Room in Washington
 D.C. Information regarding the operation of the SEC's Public Reference
       Room may be obtained by calling the SEC at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                         SEC's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the SEC
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                               May 6, 2008

           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE


Page 32

                                 First Trust(R)

                                  The FT Series

                             Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trusts contained in FT 1710 not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated May 6, 2008. Capitalized terms have been defined in the prospectus.

                                Table of Contents

Risk Factors
   Securities                                                  1
   Small-Cap Companies                                         1
   Dividends                                                   2
   Foreign Securities                                          2
   Exchange Rates                                              3
   Emerging Markets                                            3
     Investing                                                 3
     Liquidity/Settlement                                      3
     Political                                                 4
     Trade                                                     4
Concentrations
   Alternative Energy                                          4
   Energy                                                      4
   Industrials                                                 5
   Technology                                                  6
   Transportation                                              7
Portfolios
   Natural Gas Portfolio Series                                7
   Solar Energy Portfolio Series                               9
   Transportation Portfolio Series                            10

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small-cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Foreign Securities. Since certain of the Securities included in the Trusts consist of securities of foreign issuers, an investment in a Trust involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for a Trust, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for the Trust.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the U.S. dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trust are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trust. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to the Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by the Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by the Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trust will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

Exchange Rates. Certain of the Securities in the Solar Energy Portfolio Series are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

Emerging Markets. An investment in Units of the Natural Gas Portfolio Series and the Solar Energy Portfolio Series should be made with an understanding of the risks inherent with investing in certain smaller and emerging markets.

Investing. Compared to more mature markets, some emerging markets may have a low level of regulation, enforcement of regulations and monitoring of investors' activities. Those activities may include practices such as trading on material non-public information. The securities markets of developing countries are not as large as the more established securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. These factors may adversely affect the timing and pricing of the acquisition or disposal of securities.

In certain emerging markets, registrars are not subject to effective government supervision nor are they always independent from issuers. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists, which, along with other factors, could result in the registration of a shareholding being completely lost. Investors should therefore be aware that the Trust could suffer loss arising from these registration problems. In addition, the legal remedies in emerging markets are often more limited than the remedies available in the United States.

Liquidity/Settlement. Practices pertaining to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in large part because of the need to use brokers and counterparties who are less well capitalized, and custody and registration of assets in some countries may be unreliable. As a result, brokerage commissions and other fees are generally higher in emerging markets and the procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments. Delays in settlement could result in investment opportunities being missed if the Trust is unable to acquire or dispose of a security. Certain foreign investments may also be less liquid and more volatile than U.S. investments, which may mean at times that such investments are unable to be sold at desirable prices.

Political. Political and economic structures in emerging markets often change rapidly, which may cause instability. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities market and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In addition to withholding taxes on investment income, some governments in emerging markets may impose different capital gains taxes on foreign investors. Foreign investments may also be subject to the risks of seizure by a foreign government and the imposition of restrictions on the exchange or export of foreign currency. Additionally, some governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are considerable.

Trade. Another risk common to most developing countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Concentrations

Alternative Energy. An investment in the Solar Energy Portfolio Series should be made with an understanding of the problems and risks inherent in an investment in the alternative energy industry in general. Alternative energy includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy. Alternative energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, the success of exploration projects, government regulation, world events and economic conditions. Alternative energy companies can be significantly affected by events relating to international political developments, energy conservation, commodity prices, technological advancements, labor relations, and tax and government regulations.

Energy. An investment in the Natural Gas Portfolio Series should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general. The business activities of companies held in the Trust may include: production, generation, transmission, marketing, control, or measurement of gas and oil; the provision of component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control.

The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the Securities in the Energy Portfolios may be subject to rapid price volatility. The Sponsor is unable to predict what impact the foregoing factors will have on the Securities during the life of a Trust.

According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in U.S. environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries ("OPEC") and highly uncertain and potentially more volatile oil prices. Factors which the Sponsor believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. The restoration of a large portion of Kuwait and Iraq's production and export capacity could lead to such a development in the absence of substantial growth in world oil demand. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production and exports from the Soviet Union. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general.

In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in the Trust.

Also, one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. For example, major natural gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or natural gas. During periods when competing fuels are less expensive, the revenues of gas utility companies may decline with a corresponding impact on earnings. Weather is another risk that may affect the industry. A warmer winter could decrease the amount of gas used by heating customers and thereby reduce the earnings of companies in the industry. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature.

Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate. The exploration for, and production of, natural gas is an uncertain process with many risks. The cost of drilling, completing and operating wells for natural gas is often uncertain, and a number of factors can delay or prevent drilling operations or production, including: unexpected drilling conditions; pressure or irregularities in formations; equipment failures or repairs; fires or other accidents; adverse weather conditions; pipeline ruptures or spills; and shortages or delays in the availability of drilling rigs and the delivery of equipment.

Industrials. An investment in the Solar Energy Portfolio Series and the Transportation Portfolio Series should be made with an understanding of the problems and risks inherent in an investment in the industrials sector in general. The profitability of industrial companies will be affected by various factors including the general state of the economy, intense competition, domestic and international politics, excess capacity and spending trends. The Internet may also influence the industrial market. Customers' desire for better pricing and convenience, as well as manufacturers' desire to boost profitability by finding new avenues of sales growth and productivity gains, may drive many industrial manufacturers to invest heavily in Internet hardware and software. Because the Internet allows manufacturers to take orders directly from customers, thus eliminating the middlemen from both supply chains and distributors, industrial makers may no longer need traditional third-party outfits to distribute their products. In addition, the Internet may also allow industrial manufacturers to cut inventory levels, by enabling customers to tailor their orders to their specific needs.

Industrial companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in consumer demand and the need for modernization. Agricultural equipment businesses may be influenced by fluctuations in farm income, farm commodity prices, government subsidies and weather conditions. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers, while overproduction, consolidation and weakening global economies may lead to deteriorating sales for truck makers.

Technology. An investment in the Solar Energy Portfolio Series should be made with an understanding of the problems and risks inherent in an investment in the technology industry in general. Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.

Transportation. An investment in the Transportation Portfolio Series should be made with an understanding of the problems and risks inherent in an investment in the transportation industry in general. Transportation companies include airlines, railroads, trucking companies, courier services and manufacturers of aircraft, motor vehicles, space vehicles and companies which produce parts and equipment for such vehicles. The stock prices of companies in the transportation sector are affected by both supply and demand for their specific product or service for that sector. Government regulation, world events and economic conditions may affect the performance of companies in the transportation sector. The success of companies in the transportation sector may depend heavily on consumer spending and disposable household income. Companies in the transportation sector may be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Companies in the transportation sector may be adversely affected by depletion of resources, technology developments, labor relations, and government regulations.

Government authorities impose a variety of regulations on transportation companies. These regulations address issues such as driver/pilot qualifications, safety standards, rates, routes and vehicle maintenance and operational standards. Any change or increase in regulations could negatively impact the operating results of these companies. As many governments increasingly focus on environmental issues, transportation companies could also face increased costs associated with complying with reduced emissions requirements or environmental cleanup. Alternatively, any future deregulation could result in increased competition which could limit profitability within the industry. The earnings of transportation companies are highly dependent on the price and availability of fuel. A significant increase in the price of fuel could negatively impact these companies. Many transportation companies have been subject to seasonal trends due to customer demands. These companies may exhibit especially strong results during certain seasons of the year but may exhibit especially weak results during others. In addition, the U.S. government is a significant customer of many aerospace companies. As a result, these companies may be particularly dependent on U.S. Congressional appropriations, administrative allotment of funds and changes in government policies that may reflect military and political developments. The transportation industry, particularly the airline industry, may be significantly affected by terrorist attacks such as those that occurred on September 11, 2001. It is impossible to predict the impact that any terrorist attacks could have on the transportation industry.

Portfolios

           Equity Securities Selected for Natural Gas Portfolio Series

Anadarko Petroleum Corporation, headquartered in Houston, Texas, explores for, develops, produces and markets natural gas, crude oil, condensate and natural gas liquids, both domestically and internationally. The company also participates in overseas exploration joint ventures.

Apache Corporation, headquartered in Houston, Texas, is an independent energy company that explores for, develops, and produces natural gas, crude oil and natural gas liquids.

BG Group Plc (ADR), headquartered in Reading, England, is an integrated gas company whose activities cover the whole range of gas operations from exploration to the end consumer.

Chesapeake Energy Corporation, headquartered in Oklahoma City, Oklahoma, is engaged in the exploration and production of oil and natural gas.

Comstock Resources, Inc., headquartered in Frisco, Texas, is engaged in the acquisition, production and exploration of oil and natural gas properties in Texas, Louisiana and the Gulf of Mexico.

ConocoPhillips, headquartered in Bartlesville, Oklahoma, explores for and produces crude oil and natural gas worldwide, markets refined products and manufactures chemicals. The company's chemicals segment manufactures and markets petrochemicals and plastics on a worldwide basis.

Denbury Resources Inc., headquartered in Plano, Texas, is engaged in the acquisition, development, operation and exploration of oil and natural gas properties in the Gulf Coast region of the United States, primarily in Louisiana, Mississippi and in the Gulf of Mexico.

Devon Energy Corporation, headquartered in Oklahoma City, Oklahoma, including its subsidiaries, is an energy company engaged primarily in oil and gas exploration, development and production and in the acquisition of producing properties.

El Paso Corporation, headquartered in Houston, Texas, operates in the areas of interstate and intrastate transportation; the gathering and processing of natural gas; the marketing of natural gas, power and other commodities; and the operation of energy infrastructure facilities worldwide.

Enbridge Inc., headquartered in Calgary, Alberta, Canada, is a crude oil and liquids pipeline system company.

EnCana Corp., headquartered in Calgary, Alberta, Canada, is a North American energy company engaged in the exploration, development, production and marketing of natural gas, crude oil and natural gas liquids.

Energen Corporation, headquartered in Birmingham, Alabama, is a diversified energy holding company engaged primarily in the purchase, distribution and sale of natural gas, principally in central and north Alabama. The company is also involved in the acquisition, development, exploration and production of oil, natural gas and natural gas liquids in the continental United States.

EOG Resources, Inc., headquartered in Houston, Texas, is engaged in the exploration for, and the development, production and marketing of, natural gas and crude oil primarily in major producing basins in the United States, as well as in Canada, Trinidad and other international areas.

Gazprom (ADR), headquartered in Moscow, Russia, is the largest gas-producing company in the world. The company's share in the world gas production is about 20%. Gazprom controls almost 60% of the Russian gas reserves and produces about 90% of Russian gas.

National Fuel Gas Company, headquartered in Buffalo, New York, is a diversified energy company with operations in six segments: Utility, Pipeline and Storage, Exploration and Production, International, Energy Marketing and Timber.

Nexen Inc., headquartered in Calgary, Alberta, Canada, explores for, develops, produces and markets crude oil, natural gas and power. In addition, the company produces sodium chlorate, caustic soda and chlorine in Canada, the United States and Brazil.

Noble Energy, Inc., headquartered in Houston, Texas, is engaged in the exploration, development, production and marketing of natural gas and crude oil. The company's domestic offshore operations are located primarily in the Gulf of Mexico and onshore in the Gulf coast region while international operations are located in various countries.

NRG Energy Inc., headquartered in Princeton, New Jersey, operates as a wholesale power generation company primarily in the United States.

ONEOK, Inc., headquartered in Tulsa, Oklahoma, supplies natural gas to retail and wholesale customers in Oklahoma, leases pipeline capacity to customers for use in transporting natural gas to their facilities, transports gas for others, explores for and produces natural gas and oil, and extracts and sells natural gas liquids.

PetroChina Company Limited (ADR), headquartered in Beijing, China, explores for, develops, and produces crude oil and natural gas. The company also refines, transports, and distributes crude oil and petroleum products, transmits, markets and sells natural gas; and produces and sells chemicals.

Pioneer Natural Resources Company, headquartered in Irving, Texas, is an oil and gas exploration and production company with ownership interests in oil and gas properties located in the United States, Argentina, Canada, Gabon, South Africa and Tunisia.

Questar Corporation, headquartered in Salt Lake City, Utah, an integrated energy resources and services holding company, operates two divisions: Market Resources (energy development/production, gas gathering/processing) and Regulated Services (interstate gas transmission and storage activities).

Southwestern Energy Company, headquartered in Houston, Texas, is a diversified energy company engaging in oil and gas exploration and production, and natural gas gathering, transmission, marketing and distribution.

StatoilHydro ASA (ADR), headquartered in Stavanger, Norway, is engaged primarily in the exploration, development and production of oil and natural gas from the Norwegian Continental Shelf.

Talisman Energy Inc., headquartered in Calgary, Alberta, Canada, is an international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Colombia, Qatar, Southeast Asia and Trinidad.

TransCanada Corporation, headquartered in Calgary, Alberta, Canada, transmits, markets and processes energy in North America and around the world. Its pipeline system transports natural gas and crude oil.

Ultra Petroleum Corp., incorporated in Canada and headquartered in Houston, Texas, is an independent exploration and production company focused on its core properties in the Green River Basin of southwestern Wyoming.

Unit Corporation, headquartered in Tulsa, Oklahoma, through its wholly-owned subsidiaries, contracts to drill onshore oil and natural gas wells for others and explores for, develops, acquires and produces oil and natural gas properties for itself.

The Williams Companies, Inc., headquartered in Tulsa, Oklahoma, through subsidiaries, transports, sells, gathers and processes natural gas; transports petroleum products; and provides telecommunications services. The company also provides a variety of other products and services to the energy industry and financial institutions.

XTO Energy, Inc., headquartered in Fort Worth, Texas, acquires, exploits and develops producing oil and gas properties, with operations in Texas, Kansas, New Mexico, Oklahoma and Wyoming. The company also owns and operates a gas gathering system in Oklahoma.

          Equity Securities Selected for Solar Energy Portfolio Series

Applied Materials, Inc., headquartered in Santa Clara, California, develops, makes, sells and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.

Canadian Solar Inc., headquartered in Jiangsu, China, and incorporated in Canada, designs, manufactures and sells solar module products that convert sunlight into electricity for a variety of uses. The company's products include a range of standard solar modules for use in a wide range of residential, commercial and industrial solar power generation systems.

EDF Energies Nouvelles S.A., headquartered in La Defense, France, uses wind power, hydro power, solar power, and biomass (plant material) to produce green electricity.

Energy Conversion Devices, Inc., headquartered in Rochester Hills, Michigan, engages in the invention, engineering, development and commercialization of materials, products and production technology in the fields of alternative energy technology and information technology.

Ersol Solar Energy AG, headquartered in Erfurt, Germany, manufactures solar cells. The company also produces and distributes ingots and wafers, as well as PV modules, inverters and other components.

Evergreen Solar, Inc., headquartered in Marlboro, Massachusetts, engages in the development, manufacture and marketing of solar power products in the United States and internationally.

First Solar, Inc., headquartered in Phoenix, Arizona, and its subsidiaries engage in the design, manufacture, and sale of solar electric power modules.

JA Solar Holdings Co. Ltd. ( ADR), headquartered in Hebei Province, China, manufactures solar cells. The company sells its products principally to solar module manufacturers, which assemble and integrate its products into modules and systems.

LDK Solar Company Ltd. (ADR), headquartered in Xinyu City, Jiangxi Province, China, through its subsidiaries, manufactures and sells multicrystalline solar wafers to the manufacturers of solar cells and solar modules in the People's Republic of China and internationally.

Manz Automation AG, headquartered in Reutlingen, Germany, provides complete system solutions in the areas of automation, quality assurance and laser technologies.

MEMC Electronic Materials, Inc., headquartered in St. Peters, Missouri, is engaged in the design, manufacture and sale of electronic-grade silicon wafers for the semiconductor industry.

Meyer Burger Technology AG, headquartered in Steffisburg, Switzerland, manufactures industrial cutting equipment. The company produces wire, band, ID, OD and diamond wire saws, and slurry reclamation equipment,

Renewable Energy Corp. AS, headquartered in Hovik, Norway, specializes in solar energy solutions.

Solaria Energia y Medio Ambiente SA, headquartered in Madrid, Spain, manufactures solar collectors. The company produces photovoltaic cells used to generate electricity from sunlight and thermal collectors used to heat water.

Solarworld AG, headquartered in Bonn, Germany, develops and produces solar technologies. The company produces silicon wafers and manufactures solar cells and complete solar modules and components used to generate solar energy. The company also recycles silicon and by-products from solar wafer production.

Solon AG Fuer Solartechnik, headquartered in Berlin, Germany, manufactures and markets photovoltaic (solar) system equipment for a variety of uses. The company produces solar panels, distributors, converters, wiring and other accessories necessary for a complete solar energy system.

SunPower Corporation, headquartered in Sunnyvale, California, engages in the design, manufacture and sale of solar electric power products. The company offers solar cells, solar panels and inverters that generate electricity from sunlight for residential, commercial and remote power applications.

Suntech Power Holdings Co., Ltd. (ADR), headquartered in Wuxi, China, operates as a global solar energy company. The company designs, develops, manufactures and markets various photovoltaic cells and modules for electric power applications in the residential, commercial, industrial, and public utility sectors in China, Germany, Spain and the United States.

Trina Solar Limited (ADR), headquartered in Chenjiang, Jiangsu, China, through its subsidiary, Changzhou Trina Solar Energy Co., Ltd., engages in the manufacture and sale of solar-power products primarily in China.

Yingli Green Energy Holding Company Limited (ADR), headquartered in Baoding, China, designs, manufactures and sells PV modules. The company also designs, assembles, sells and installs PV systems that are connected either to an electricity transmission grid or those that operate on a stand-alone basis.

         Equity Securities Selected for Transportation Portfolio Series

Burlington Northern Santa Fe Corporation, headquartered in Fort Worth, Texas, is engaged in the rail transportation business through Burlington Northern Railroad Co.

C.H. Robinson Worldwide, Inc., headquartered in Eden Prairie, Minnesota, offers multimodal transportation services and a variety of logistics solutions, including fresh produce sourcing and freight consolidation. The company operates a network of offices in the United States and internationally.

Canadian National Railway Company, headquartered in Montreal, Quebec, Canada, is the only railroad which crosses the North American continent east-west and north-south, serving ports on the Atlantic, Pacific and Gulf coasts while linking customers to all three NAFTA nations.

Canadian Pacific Railway Limited, headquartered in Calgary, Alberta, Canada, operates a transcontinental railway which provides freight and intermodal services over a network in Canada and the United States. The mainline network serves major Canadian ports and cities and key centers in the midwestern and northeastern regions of the United States.

CSX Corporation, headquartered in Richmond, Virginia, is a global freight transportation company with principal business units providing rail, container-shipping, intermodal and international terminal services.

Expeditors International of Washington, Inc., headquartered in Seattle, Washington, is engaged in the business of global logistics management, including international freight forwarding and consolidation, for both air and ocean freight.

FedEx Corp., headquartered in Memphis, Tennessee, is a global provider of transportation, e-commerce and supply chain management services.

GATX Corporation, headquartered in Chicago, Illinois, is a holding company whose subsidiaries engage in the leasing and management of railroad tank cars and other specialized railcars; arrange and service the financing of equipment and other capital assets; and provide logistics and supply chain services.

J.B. Hunt Transport Services, Inc., headquartered in Lowell, Arkansas, provides a variety of motor transport and logistics services throughout the United States, Canada and Mexico. The company transports a variety of products, including automotive parts, department store merchandise, food and beverages, paper and wood products, plastics and chemicals.

Kansas City Southern, headquartered in Kansas City, Missouri, through its subsidiaries, provides rail freight transportation along a continuous rail network that links markets in the United States, Canada and Mexico.

Kirby Corporation, headquartered in Houston, Texas, operates a fleet of inland tank barges. The company transports industrial chemicals, refined petroleum products, black oil products and agricultural chemicals. The company also overhauls and services diesel engines employed in marine, power generation and rail applications.

Norfolk Southern Corporation, headquartered in Norfolk, Virginia, is a holding company engaged principally in the rail transportation business, operating primarily in the East and Midwest.

Old Dominion Freight Line, Inc., headquartered in Thomasville, North Carolina, is a motor carrier transporting primarily less-than-truckload shipments of general commodities, including consumer goods, textiles and capital goods.

Overseas Shipholding Group, Inc., headquartered in New York, New York, an independent bulk shipping company, engages in the ocean transportation of crude oil and petroleum products.

Ryder System, Inc., headquartered in Miami, Florida, is a provider of transportation and supply chain management solutions.

SkyWest, Inc., headquartered in St. George, Utah, through its wholly owned subsidiary, SkyWest Airlines Inc., operates regional airlines in the United States.

TNT NV (ADR), headquartered in Hoofddorp, the Netherlands, is a global express and mail delivery services company. The company operates the national postal service in the Netherlands and offers postal services in other European countries, including Belgium, Germany, Italy and the United Kingdom.

Union Pacific Corporation, headquartered in Omaha, Nebraska, operates through subsidiaries in the areas of rail transportation (Union Pacific Railroad Co. and Southern Pacific Rail Corp.) and trucking (Overnite Transportation Company).

United Parcel Service, Inc. (Class B), headquartered in Atlanta,
Georgia, delivers packages and documents both domestically and internationally. In addition, the company provides management of supply chains and logistic services for major corporations worldwide and also owns "Mail Boxes Etc. Inc."

UTI Worldwide, Inc., headquartered in Road Town, Tortola, British Virgin Islands, is an international, non-asset-based global integrated logistics company that provides services to its customers through a network of branch offices, including agents and contract logistics centers.

We have obtained the foregoing descriptions from third-party sources we deem reliable.